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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 29, 2004
                                 Date of Report
                        (Date of earliest event reported)


                           PERSISTENCE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       000-25857                                          94-3138935
(Commission File Number)                    (I.R.S. Employer Identification No.)


                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                           SAN MATEO, CALIFORNIA 94402
             (Address of principal executive offices, with zip code)

                                 (650) 372-3600
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             99.1 Press Release of Persistence Software, Inc. dated January 29,
                  2004

ITEM 9.  REGULATION FD DISCLOSURE.

         In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On January 29, 2004, Persistence Software, Inc., a Delaware corporation ("Persistence"), issued a press release of the financial results for the fourth quarter period ended December 31, 2003. A copy of Persistence's press release is attached as Exhibit 99.1 hereto and incorporated by reference into this Form 8-K.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PERSISTENCE SOFTWARE, INC.


Date: January 29, 2004                   By:  /s/ Brian Tobin
                                            -----------------------
                                            Brian Tobin
                                            Acting Chief Financial Officer


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                           PERSISTENCE SOFTWARE, INC.

                                INDEX TO EXHIBITS


Exhibit Number                              Description
--------------                              -----------

    99.1          Press Release of Persistence Software, Inc. dated January 29,
                  2004.